Registration No. 333-81015

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 19

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Exact Name of Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

1295 State Street, Springfield, Massachusetts
01111
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 744-8411

Name and Address of Agent for Service

Robert Liguori
Senior Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts—01111

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☐    on May 1, 2003 pursuant to paragraph (b) of Rule 485

☒    60 days after filing pursuant to paragraph (a) of Rule 485

☐    on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

CROSS REFERENCE TO ITEMS
REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	(Not applicable)

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Certificate; Voting Rights; Reservation of Rights; Certificate Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Certificate Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in the Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

1

PART A

INFORMATION REQUIRED IN A PROSPECTUS

1

Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity
Separate Account 4
Panorama Passage Variable Annuity

This prospectus describes the Panorama Passage individual certificates issued under a group variable deferred annuity contract with flexible purchase payments offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of certificate value and annuity payments on a fixed and variable basis.

You, the participant, have a number of investment choices in this certificate. These investment choices include certain fixed account options as well as the following forty-four funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

American Century® Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

American Funds Insurance Series
•	American Funds Asset Allocation Fund – Class 2 Shares
•	American Funds Growth – Income Fund – Class 2 Shares

Calvert Variable Series, Inc.
•	Calvert Social Balanced Portfolio

Deutsche Asset Management VIT Funds
•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund
•	VIP Growth Portfolio – Service Class

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio – Initial Class

Fidelity® Variable Insurance Products Fund III
•	VIP III Growth Opportunities Portfolio – Service Class

Franklin Templeton Variable Insurance Products Trust
•	Franklin Small Cap Value Securities Fund – Class 2 Shares
•	Templeton Foreign Securities Fund – Class 2 Shares

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF – Financial Services Fund
•	INVESCO VIF – Health Sciences Fund
•	INVESCO VIF – Technology Fund

Janus Aspen Series
•	Janus Aspen Balanced Portfolio – Institutional Shares
•	Janus Aspen Capital Appreciation Portfolio –Institutional Shares
•	Janus Aspen Worldwide Growth Portfolio –Institutional Shares

MFS® Variable Insurance TrustSM
•	MFS® Investors Trust Series

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Equity Index Fund – Class I Shares
•	MML Growth Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Passage Variable Annuity.

To learn more about the Panorama Passage certificate, you can obtain a copy of the Statement of Additional Information (SAI), dated             , 2003. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page      of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The certificate:
•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this certificate or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
            , 2003.

Transfer Fee	26

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	11

Accumulation Unit	20

Annuitant	12

Annuity Date	27

Annuity Options	28

Annuity Payments	27

Annuity Service Center	1

Annuity Unit Value	28

Certificate	11

Certificate Anniversary	29

Contract Owner	12

Income Phase	27

Non-Qualified	33

Participant	12

Purchase Payment	13

Qualified	33

Separate Account	14

Tax Deferral	32

Index Of Special Terms

Highlights

This prospectus describes the general provisions of the certificate. You may review a copy of the certificate upon request.

Free Look

You have a right to examine your certificate. If you change your mind about owning your certificate, you can cancel it within 10 days after receiving it. However, this time period may vary by state. You will receive your certificate value as of the business day we receive your certificate and your written request at our Annuity Service Center.

If you purchase this certificate as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the certificate value.

Sales Charge

We do not assess a sales charge when you make a purchase payment or if you withdraw all or any part of your certificate value.

Federal Income Tax Penalty

If you withdraw any of the certificate value from your non-qualified certificate, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 and (2) from an annuity certificate entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Massachusetts Mutual Variable Annuity Separate Account 4 – Panorama Passage Segment
Table Of Fees And Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the certificate. In addition to the fees and expenses shown below, state premium taxes may also apply.

I.  The first table describes the fees and expenses you pay when you transfer the certificate value between investment choices. Please note that this certificate does not assess a sales load on purchase payments or assess a contingent deferred sales charge or surrender fees when you withdraw certificate value.

Participant Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	The lesser of $20 or 2% of the amount transferred.*	The lesser of $20 or 2% of the amount transferred.*

*	Currently, we do not assess a fee for the first twelve transfers in a calendar year, or for transfers made using our automated voice response system or the internet.

II.  The next table describes fees and expenses you will pay periodically during the time you own the certificate, not including fees and expenses deducted by the funds you select.

	Current	Maximum

Annual Certificate Maintenance Charge	$40 per certificate year*	$60 per certificate year*

*	Currently, we waive this charge if your certificate value is $100,000 or more when we are to assess the charge.

Separate Account Annual Expenses
(as a percentage of average account value in the separate account. The following charges do not apply to amounts in the fixed accounts.)

For Certificates Issued on or after May 1, 2003

Mortality and Expense Risk Charge
	Current	Maximum
Certificate Years 1 through 10 Certificate Years 11+	1.50% 1.35%	1.50% 1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Certificate Years 1 through 10 Certificate Years 11+	1.65% 1.50%	1.75% 1.60%

Table Of Fees And Expenses

For Certificates Issued Prior to May 1, 2003

Mortality and Expense Risk Charge
	Current	Maximum
Certificate Years 1 through 10 Certificate Years 11+	1.34% 1.09%	1.50% 1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Certificate Years 1 through 10 Certificate Years 11+	1.49% 1.24%	1.75% 1.60%

Additional Owner Expenses for Elected Options
(deducted quarterly as a percentage on an annual basis of daily value of your assets in your investment choices.)

For an additional charge you can elect one of the following death benefit features as a replacement for the basic death benefit which you automatically receive when you purchase the Panorama Passage certificate:

	Current Charge	Maximum
Reset Death Benefit	0.10%	0.20%

Ratchet Death Benefit	0.25%	0.35% if you were age 60 or less when issued the certificate; 0.50% if you were age 61 through 70 when issued the certificate; 0.70% if you were age 71 or older when issued the certificate

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the certificate, if your assets are invested in any of the subaccounts, you will be subject to the fees and expenses charged by the fund in which that subaccount invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the certificate, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	%	%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses Before Expense Reimbursements	Total Operating Expenses After Expense Reimbursements
American Century VP Income & Growth Fund
American Century VP Value Fund
American Funds Asset Allocation Fund — Class 2 Shares
American Funds Growth — Income Fund — Class 2 Shares
Calvert Social Balanced Portfolio
Fidelity® VIP Growth Portfolio —Service Class
Fidelity® VIP II Contrafund® Portfolio — Initial Class
Fidelity® VIP III Growth Opportunities Portfolio —Service Class
Franklin Small Cap Value Securities Fund — Class 2 Shares
INVESCO VIF—Financial Services Fund
INVESCO VIF—Health Sciences Fund
INVESCO VIF—Technology Fund
Janus Aspen Balanced Portfolio —Institutional Shares
Janus Aspen Capital Appreciation Portfolio — Institutional Shares
Janus Aspen Worldwide Growth Portfolio — Institutional Shares
MFS® Investors Trust Series
MML Blend Fund
MML Emerging Growth Fund

Table Of Fees And Expenses

	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses Before Expense Reimbursements	Total Operating Expenses After Expense Reimbursements
MML Enhanced Index Core Equity Fund
MML Equity Fund
MML Equity Index Fund — Class I Shares
MML Growth Equity Fund
MML Inflation Protected Bond Fund
MML Large Cap Value Fund
MML Managed Bond Fund
MML OTC 100 Fund
MML Small Cap Equity Fund
MML Small Cap Growth Equity Fund
MML Small Companies Opportunities Fund
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street® Growth & Income Fund/VA
Oppenheimer Money Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Strategic Bond Fund/VA
Panorama Growth Portfolio
Panorama Total Return Portfolio
Scudder VIT EAFE® Equity Index Fund
Scudder VIT Small Cap Index Fund
T. Rowe Price Mid-Cap Growth Portfolio
Templeton Foreign Securities Fund —Class 2 Shares

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the certificate with the cost of investing in other variable annuity certificates. These costs include certificate owner transaction expenses, certificate fees, separate account annual expenses, and fund fees and expenses.

Example Using Maximum Expenses

This Example assumes that you withdraw all your certificate value; or you begin income phase payments at the end of each year shown. (Currently, the income phase is not available until 1 year after we issued your certificate.) The Example also assumes:

•	that you purchased the certificate on or after May 1, 2003,
•	that you invest $10,000 in the certificate for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•	that you selected one of two subaccounts 1) the one with the maximum fees and expenses, or 2) the one with the lowest fees and expenses,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you elected the Ratchet Death Benefit and you were age 71 or older when issued the certificate.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum fees and expenses
Subaccount with lowest fees and expenses

Example Using Minimum Expenses

This Example assumes that you withdraw all your certificate value; or you begin income phase payments at the end of each year shown. (Currently, the income phase is not available until 1 year after we issued your certificate.) This Example also assumes:

•	that you purchased the certificate on or after May 1, 2003,
•	that you invest $10,000 in the certificate for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•	that you selected one of two subaccounts 1) the one with the maximum fees and expenses, or 2) the one with the lowest fees and expenses, and
•	that the minimum fees and expenses in the Table of Fees and Expenses apply.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum fees and expenses
Subaccount with lowest fees and expenses

The examples using minimum expenses reflect the annual certificate maintenance charge of $40 as an annual charge of     %. The examples using maximum expenses reflect the annual certificate maintenance charge of $60 as an annual charge of     %. This charge is based on an anticipated average certificate value of $        .

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value in Appendix Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

The Panorama Passage Individual Certificate Issued under a Group Deferred Variable Annuity Contract

General Overview

This annuity is a certificate between you, the participant and us, Massachusetts Mutual Life Insurance Company. The certificate is intended for retirement savings or other long-term investment purposes. We do not assess a sales charge when you make a purchase payment or if you withdraw any part of your certificate value.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your certificate, this date must be at least 5 years from when you purchase the certificate. However, we currently allow you to select a date that is at least 1 year from when you purchase the certificate.

The certificate, like all deferred annuity certificates, has two phases—the accumulation phase and the income phase. Your certificate is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. You can choose from three death benefit choices. Once you begin receiving annuity payments, your certificate enters the income phase.

You are not taxed on certificate earnings until you take money from your certificate. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The certificate is called a flexible premium annuity because you may select the timing, amount and number of purchase payments.

The certificate is called a variable annuity because you can choose to allocate your purchase payments among various funds. Your investment choices include forty-four funds and certain fixed accounts. The amount of money you are able to accumulate in your certificate during the accumulation phase depends upon the amount of your purchase payments, the investment performance of the funds you select and the interest we credit to any amounts you invest in the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will fluctuate depending on the investment performance of the funds you select for the income phase. If you choose to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership

Contract Owner

The contract owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the participants. The owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which ownership rights are maintained by the contract owner and which are delegated to participants.

Participant

The participant is named at time of application. The participant can be an individual or a non-natural person. We will not issue a certificate to you if you have passed your 85th birthday as of the date we proposed to issue the certificate.

As the participant of the certificate, you exercise all rights under the certificate. The participant names the beneficiary. You may change the participant of the certificate at any time prior to the annuity date by written request. If you change the participant, the change is subject to our underwriting rules. Changing the participant may result in tax consequences. On and after the annuity date, you continue as the participant.

Joint Participant

The certificate can be owned by joint participants. Unless prohibited by a state, only you and your spouse can be joint participants. We will not issue a certificate to you if either proposed joint participant has passed their 85th birthday as of the date we proposed to issue the certificate.

Upon the death of either joint participant, the surviving spouse will be the designated beneficiary and may continue the certificate unless prohibited by a state. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint participants.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a certificate to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the certificate. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a certificate owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary, you must get consent from the irrevocable beneficiary to change the beneficiary.

A beneficiary who is your surviving spouse may elect to continue the certificate in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.

Ownership

Purchasing a Certificate

Purchase Payments

The minimum amount we accept for your initial purchase payment is $25,000.

If we receive applications at the same time from applicants who reside at the same address, we will accept a purchase payment that is below our $25,000 minimum initial purchase payment requirement if the average purchase payment of the applications from the same household exceeds $25,000. However, we will not allow owners of certificates with less than $25,000 in certificate value to take automated minimum required distributions or receive payments via electronic fund transfer. Additionally, we will treat any request for a partial withdrawal from an owner of a certificate with less than $25,000 in certificate value as a request for a full withdrawal.

You can make additional purchase payments to your certificate. However, additional purchase payments of less than $250 are subject to our approval. We will accept as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the certificate. The maximum amount is:

•	$1 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2.

If the participant is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint participants, age refers to the oldest participant.

You may make your initial purchase payment by giving it and your complete application to your registered representative. You can make additional purchase payments by mailing them to our Annuity Service Center at the following address:

MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

You may also instruct your bank to wire transfer funds to:

Chase Manhattan Bank, New York,
New York
ABA #021000021
MassMutual Account 323131921
Ref: Certificate #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your certificate, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your certificate and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will apply your first purchase payment within two business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your certificate by making additional purchase payments, we will credit these amounts to your certificate on the business day we receive them at our Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your certificate effective the next business day.

Purchasing a Certificate

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the certificates. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, those separate account assets equal to the reserves and other certificate liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the certificates and not against any other certificates we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the certificates funded by the separate account.

We established a segment of the separate account for the certificates. We currently divide this segment into 44 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The certificate offers 44 funds which are listed below. Additional funds may be added in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund.  American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund.  American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

American Funds Insurance Series

American Funds Insurance Series is an open-end management investment company. Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071, is the adviser to the American Funds Asset Allocation Fund and the American Funds Growth-Income Fund.

American Funds Asset Allocation – Class 2 Shares.  The American Funds Growth-Income Fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market securities (debt securities maturing in one year or less).

American Funds Growth-Income Fund – Class 2 Shares.  The American Funds Growth-Income Fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Calvert Variable Series, Inc.

Calvert Variable Series, Inc. is a management investment company consisting of separate portfolios of investments.

Investment Choices

Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser to Calvert Variable Series, Inc. CAMCO has retained Brown Capital Management, Inc. and SSgA Funds Management, Inc. to manage the equity portion of the Calvert Social Balanced Portfolio previously managed by NCM Capital Management Group, Inc. CAMCO will continue to manage the fixed income portion of the Calvert Social Balanced Portfolio. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Calvert Social Balanced Portfolio.  The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity, and which satisfy the Portfolio’s investment and social criteria.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”) was organized as a Massachusetts business trust in 1996.

Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to the Scudder VIT EAFE® Equity Index Fund and the Scudder VIT Small Cap Index Fund. DAMI is located at 280 Park Avenue, New York, New York 10017.

Scudder VIT EAFE® Equity Index Fund.  The Scudder VIT EAFE® Equity Index Fund seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (“EAFE® Index”)1. The Fund will invest primarily in stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

*Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.

1 The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by DAMI.

Scudder VIT Small Cap Index Fund*.  The Scudder VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index1, which emphasizes stocks of small U.S. companies.

*Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by DAMI.

Fidelity® Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund (“VIP”) is an open-end, management investment company.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Growth Portfolio. FMR is the management arm of Fidelity Investments®. Fidelity Investments® has its principal place of business at 82 Devonshire Street, Boston, MA 02109.

FMR Co., Inc. (“FMRC”) serves as sub-adviser for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP Growth Portfolio – Service Class.  Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

Fidelity® Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company.

FMR is the investment adviser to the Fidelity VIP II Contrafund® Portfolio. FMRC serves as sub-advisor for the Fund.

Fidelity VIP II Contrafund® Portfolio – Initial Class.  Fidelity VIP II Contrafund® Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Fidelity Variable Insurance Products Fund III

Fidelity Variable Insurance Products Fund III (“VIP III”) is an open-end, management investment company.

Investment Choices

FMR is the investment adviser to the Fidelity VIP III Growth Opportunities Portfolio. FMRC serves as sub-advisor for the Fund.

Fidelity VIP III Growth Opportunities Portfolio –Service Class.  Fidelity VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks of domestic and foreign companies.

Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust is an open-end, management investment company.

Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, NJ 07024, is the adviser to the Franklin Small Cap Value Securities Fund.

Franklin Small Cap Value Securities Fund —   Class 2 Shares.  The Franklin Small Cap Value Securities Fund invests primarily in the equity securities of small-cap U.S. companies the manager believes are undervalued. The fund defines “small-cap” companies as those with market capitalization values not exceeding $2.5 billion, at the time of purchase.

Templeton Investment Counsel, LLC (“TIC”) is the investment adviser to the Templeton Foreign Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, FL 33394.

Templeton Foreign Securities Fund – Class 2 Shares.  The Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”) is an open-end, diversified, no-load, management investment company. INVESCO Funds Group, Inc. (“INVESCO”) is the investment adviser to INVESCO VIF. INVESCO is located at 4350 South Monaco Street, Denver, CO 80237.

INVESCO VIF – Financial Services Fund.  The INVESCO VIF – Financial Services Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF – Health Sciences Fund.  The INVESCO VIF – Health Sciences Fund seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF – Technology Fund.  The INVESCO VIF – Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company. Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio – Institutional Shares.  The Janus Aspen Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio –Institutional Shares.  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio –Institutional Shares.  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Investment Choices

MFS® Variable Insurance Trust SM

The MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, management investment company.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

MFS® Investors Trust Series.  The MFS® Investors Trust Series seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MML Series Investment Fund

The MML Series Investment Fund (“MML Trust”) is a no-load, open-end, investment company. MassMutual serves as investment advisor to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, the MML Enhanced Index Core Equity Fund and the MML Inflation-Protected Bond Fund.

MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP (“Wellington Management”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management L.P., whereby RS Investment Management, L.P. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers L.P. (“Davis”), whereby Davis manages the investments of the MML Large Cap Value Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund.  The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund.  The MML Enhanced Index Core Equity Fund seeks to outperform the total return performance of its benchmark index, the S&P 500 Index1, while maintaining risk characteristics similar to those of the benchmark.

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc., The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class I Shares.  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

MML Growth Equity Fund.  The MML Growth Equity Fund seeks long-term growth of capital

Investment Choices

and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Inflation-Protected Bond Fund.   The MML Inflation-Protected Bond Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in inflation-indexed securities issued by the U.S. government and other high quality issuers.

MML Large Cap Value Fund.  The MML Large Cap Value Fund seeks both capital growth and income by investing in high quality, large- capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund.  The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML OTC 100 Fund.  The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

1 NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Equity Fund.  The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund.  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Company Opportunities Fund.  The MML Small Company Opportunities Fund seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster- growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end investment company.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known established companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street® Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Investment Choices

Oppenheimer Multiple Strategies Fund/VA.  The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.    The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company. T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell Mid-Cap Growth Index.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Accounts

For certificates issued prior to May 1, 2003 we offer three fixed accounts as investment choices –two fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”), each with a different maximum term, and The Fixed Account (collectively, “the fixed accounts”). For certificates issued on or after May 1, 2003, The Fixed Account is not available as an investment choice. However, the DCA Fixed Accounts are available as investment choices. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a certificate.

You do not participate in the investment performance of the assets in the fixed accounts. Instead, we credit your certificate with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

  Investment Choices

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon your death or the annuitant’s death. You may only participate in one DCA Fixed Account at a time.

We will only accept a purchase payment into the DCA Fixed Accounts as of the beginning of a DCA Term. We will only accept a new purchase payment of at least $5,000. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. You cannot transfer current certificate values to a DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into the fund(s) indicated by your current DCA Fixed Account transfer allocation prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  If we issued your certificate on or after May 1, 2003, you may not allocate purchase payments or transfer certificate value to The Fixed Account. However, we reserve the right to make The Fixed Account available in the future as an investment choice for certificates issued on or after May 1, 2003.

If we issued your certificate prior to May 1, 2003 you may allocate purchase payments to The Fixed Account. You can also make transfers of your certificate value into or out of The Fixed Account, subject to certain limitations.

Investment Choices

Certificate Value

Your certificate value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your certificate value, we use a unit of measure called an accumulation unit. During the income phase of your certificate we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your certificate with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your certificate accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your certificate value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Money Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Money Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your certificate on Monday night with 359.71 accumulation units for the Oppenheimer Money Fund/VA.

Transfers

You can transfer all or part of your certificate value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. If you own the certificate with a joint participant, we will accept transfer instructions from either you or the other participant, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day at the accumulation unit values next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

In the discussion below, any reference to The Fixed Account applies only to certificates issued before May 1, 2003. The Fixed Account is not available as an investment choice in certificates issued on or after May 1, 2003.

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we reserve the right to deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make by using our automated voice response

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system or the internet (subject to state availability) are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund or The Fixed Account, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum balance remain in the fund after a transfer. However, we reserve the right to require that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)
During any certificate year, we limit transfers out of The Fixed Account to 30% of your certificate value in The Fixed Account as of the end of the previous certificate year. However, if you transfer 30% of your certificate value in The Fixed Account for three consecutive years, your transfer in the fourth consecutive year may be for the entire amount in the Fixed Account, provided that you have not applied payments or transferred certificate value into The Fixed Account from the time the first annual transfer was made. We measure a certificate year from the anniversary of the day we issued your certificate. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)
We consider The Fixed Account and the Oppenheimer Money Fund/VA to be “competing accounts.” In the first contract year, we allow one transfer from the Oppenheimer Money Fund/VA to The Fixed Account. Otherwise, we do not allow transfers between competing accounts. We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5)	We do not count transfers made as part of the Dollar Cost Averaging Program, a DCA Fixed Account, or the Automatic Rebalancing Program in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer certificate value from the general account to a fund, however, you can transfer certificate value from one or more funds to the general account once a certificate year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Limits on Frequent Transfers

This certificate is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this certificate.

If we, or the investment adviser to any of the funds available with this certificate, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a participant or an agent who is acting on behalf of one or more participants; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the

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telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the certificate value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels. The minimum amount you can transfer is $100.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or your request over the telephone. You may make changes to your selection, including termination of the program, by written request or request over the telephone.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or a DCA Fixed Account.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw your total certificate value;

•	upon your death or the annuitant’s death;

•	if the last transfer you selected has been made;

•	if there is insufficient certificate value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend any Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your certificate value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Certificate value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

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You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Panorama Growth Portfolio. Over the next 2  1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

The Interest Sweep Option is not available in certificates issued on or after May 1, 2003. However, we reserve the right to make the Interest Sweep Option available in the future for certificates issued on or after May 1, 2003.

Under this program, we will automatically transfer earnings from your certificate value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your certificate through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total certificate value from The Fixed Account;

•	upon your death;

•	if you begin the income phase of your certificate; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your certificate value.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your certificate value in the funds and The Fixed Account. You must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $25,000 in your certificate, unless you are taking distributions as required by the Internal Revenue Code or receiving payments under the Systematic Withdrawal Program.

When you make a total withdrawal you will receive the value of your certificate:

•	less any applicable premium tax;

•	less any certificate maintenance charge; and

•	less any purchase payments we credited to your certificate that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

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Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the participant;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the participant and joint participant, if applicable;

•	The check will be sent to the address of the participant requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•
The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The certificate must be a non-qualified certificate or IRA certificate (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your certificate of at least $250. Your certificate value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

Your systematic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at our Annuity Service Center at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your systematic withdrawal program ends:

•	if you withdraw your total certificate value;

•	upon your death or the annuitant’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Certificate Value

Expenses

There are charges and other expenses associated with the certificates that reduce the return on your investment in the certificate. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the certificate.

For certificates issued on or after May 1, 2003, the mortality and expense risk charge is equal, on an annual basis, to 1.50% of the daily value of the assets invested in each fund, after fund expenses are deducted, for certificate years 1 through 10. For certificate years 11 and after, this charge equals 1.35% of the daily value of the assets invested in each fund, after fund expenses are deducted.

For certificates issued prior to May 1, 2003, the mortality and expense risk charge is currently equal, on an annual basis, to 1.34% of the daily value of the assets invested in each fund, after fund expenses are deducted for certificate years 1 through 10. For certificate years 11 and after, this charge currently equals 1.09% of the daily value of the assets invested in each fund, after fund expenses are deducted.

We may increase the mortality and expense risk charge, but it will not exceed 1.50% in certificate years 1 through 10, or 1.35% in certificate years 11 and after.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the certificate and the separate account. Some of these expenses are: preparation of the certificate, confirmations, annual reports and statements, maintenance of certificate records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Currently this charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is guaranteed not to be greater than 0.25%.

Annual Certificate Maintenance Charge

At the end of each certificate year, we deduct $40 from your certificate as an annual certificate maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your certificate is $100,000 or more. Subject to state regulations, we will deduct the annual certificate maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal of your certificate, and the certificate value is less than $100,000, we will deduct the full annual certificate maintenance charge. If your certificate enters the income phase on a date other than its certificate anniversary and the certificate value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct the annual certificate maintenance charge pro rata from each payment regardless of the certificate value.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will

Expenses

make a deduction from your certificate value for them. Some of these taxes are due when your certificate is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfer you make by using our automatic voice response system or the internet (subject to state availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the certificate any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. According to your certificate, your annuity date cannot be earlier than 5 years after you buy the certificate. However, we currently allow you to select an annuity date that is at least 1 year after you buy the certificate.

You choose your annuity date when you purchase your certificate. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Annuity payments must begin by the earlier of:

(1)	The annuitant’s 90th birthday or the 90th birthday of the oldest joint annuitant;

(2)	Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint participant; or

(3)	The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

If your certificate value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the Internal Revenue Service, no later than the required beginning date. If your certificate is an IRA that date should be no later than April 1st of the calendar year after the year you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1st of the year following the later of the year you reach 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual certificate maintenance charge;

•	the annuity option you select; and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual certificate maintenance charge;

•	the annuity option you select;

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any); and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity

The Income Phase

payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available for fixed or variable payments. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

For a fixed annuity payment under Option B, we compute the present value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option B, we compute the present value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the present value of these units in each fund by the annuity unit value for that fund on the date we determine the present value. The present value will be the sum of the values determined for each fund.

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and  2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you would like to receive all or part of the present value of the variable periodic payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

For a fixed annuity payment under Option E, we compute the present value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option E, we compute the present value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the present value of these units in each fund by the annuity unit value for that fund on the date we determine the present value. The present value will be the sum of the values determined for each fund.

Annuity Option F – Special Income Settlement Agreement.  We will pay you on a fixed and/or variable basis in accordance with terms agreed upon in writing by both you and us. If we agree to pay you a variable annuity payment for a specific period of time under this annuity option and you would like to receive all or part of the present value of the periodic payments at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Limitation on Payment Options.  If you purchase a certificate as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

The Income Phase

Death Benefit

Death Of Participant During The Accumulation Phase

If you or the joint participant dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint participant dies, we will treat the surviving joint participant, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the participant of the certificate at the then current certificate value, which may be less than the death benefit. If joint participants die simultaneously, the death benefit will become payable.

You may choose from three death benefits:

•	Basic death benefit;

•	Reset death benefit; or

•	Ratchet death benefit.

You will automatically receive the basic death benefit unless you select one of the other two death benefits. However, if you are age 80 or over when we issue your certificate, the reset death benefit is not available. Therefore, you will automatically receive the basic death benefit unless you select the ratchet death benefit.

If you choose either the reset death benefit or the ratchet death benefit, you will pay an additional charge. You must elect your death benefit at time of issue and cannot change your choice once you elect it.

If the certificate is owned by a non-natural person, participant means annuitant for purposes of determining the death benefit amount.

Death Benefit Amount During The Accumulation Phase

Basic Death Benefit.  You will automatically receive the basic death benefit unless you select one of the other two death benefits. The basic death benefit before you or the oldest joint participant reaches age 80 will be the greater of:

(1)	your purchase payments, less any withdrawals and any applicable charges; or

(2)	your certificate value as of the business day we receive proof of death at our annuity service center and election of the payment method.

If you or the oldest joint participant reaches age 80, the basic death benefit is your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method.

Reset Death Benefit.  If you choose the reset death benefit, and before the date you or the oldest joint participant reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less any withdrawals and any applicable charges;

(2)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)
your certificate value on the most recent 3 year certificate anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

If you choose the reset death benefit, and you or the oldest joint participant reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less any withdrawals and any applicable charges;

(2)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)
your certificate value on the most recent 3 year certificate anniversary prior to the participant or the oldest joint participant reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first

Death Benefit

certificate anniversary is one calendar year from the date we issued your certificate.

We will deduct a quarterly charge for the reset death benefit from the value of the assets in the investment choices. This charge is currently 0.10% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.20%.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your certificate, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint participant or the annuitant if the certificate is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

a.	when you make a purchase payment;

b.	when you make a partial withdrawal; and

c.	on your certificate anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

•	divide the amount withdrawn by the most recent certificate value; and

•	multiply it by the most recent annual ratchet death benefit.

On your certificate anniversary, the annual ratchet death benefit is equal to the greater of your certificate value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greatest of all certificate anniversary certificate values on or prior to the date we calculate the death benefit.

When you, or the oldest joint participant, or the annuitant if the certificate is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

(1)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)
the annual ratchet death benefit amount calculated on the certificate anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.25% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your certificate; 0.50% if you were age 61 through age 70 when we issued your certificate; or 0.70% if you were age 71 and older when we issued your certificate.

Death Benefit

Death Benefit Payment Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following payment options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Participant During The Income Phase

If you or the joint participant dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the participant or joint participant, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the participant is a non-natural person we will treat the death of the annuitant as the death of the participant, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Certificates In General

Annuity certificates are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity certificate until you take the money out. This is referred to as tax deferral.

For variable annuity certificates, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a participant can have too much investor control if the variable certificate offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the certificate as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of certificate – qualified or non-qualified (see following sections).

You, as the participant of a non-qualified annuity, will generally not be taxed on increases in the value of your certificate until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified certificate is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the certificate as an agent for a natural person), the certificate will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Certificates

If you purchase the certificate as an individual and not under any pension plan, specially sponsored

Taxes

program or an individual retirement annuity, your certificate is referred to as a non-qualified certificate.

If you purchase the certificate under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your certificate is referred to as a qualified certificate. Examples of qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Certificates

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 and (2) from an annuity certificate entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity certificate which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals may be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Certificates

If you have no cost basis for your interest in a qualified certificate, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total certificate value. Special tax rules may be available for certain distributions from a qualified certificate.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuity), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

Taxes

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the shortfall amount.
Withdrawals – Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this certificate as long as the TSA is not issued by us or one of our affiliates. However, this certificate cannot be used for salary reduction contributions. You cannot take a loan under this certificate.

The Code limits the withdrawal of purchase payments made by participants through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when a participant:

(1)	reaches age 59 1/2;

(2)	has severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the participant can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any certificate value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Taxes

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the annual certificate maintenance charge, total separate account expenses of 1.65% and all certificate level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages include all fund level expenses, total separate account expenses of 1.65%, and all certificate level charges. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses of 1.65%. The total return percentages will not include the certificate maintenance charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this certificate and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the certificate. The purpose of the underwriter is to distribute the certificate. MML Distributors is a wholly-owned

Other Information

subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the certificate. Currently, we pay an amount up to 1% of purchase payments made during the first certificate year. Thereafter, we pay a maximum annual commission of 1.25% of the certificate value.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the certificate.

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual certificate maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a certificate is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the certificate until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your registered representative for more information.

Assignment

You can assign the certificate at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the certificate before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your certificate.

If the certificate is issued pursuant to a qualified plan, there may be limitations on your ability to assign the certificate. If you assign your certificate, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other participants, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your certificate and while the annuitant is living, we determine the number of shares you may vote by dividing your certificate value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Other Information

Reservation Of Rights

In addition to any other rights reserved under the certificate, we reserve the right to:

•	substitute another fund for one of the funds you selected;

•	add or eliminate sub-accounts; and

•	change the name of any sub-account and/or fund.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our company financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the certificate, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Certificate

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Performance Measures

11.	Federal Tax Matters

12.	Experts

13.	Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama Passage.

Name

Address

City	State	Zip

Telephone

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
American Century VP Income & Growth		9.01	9.99	11.34	10.00(a)
American Century VP Value		12.74	11.46	9.85	10.00(a)
Calvert Social Balanced		8.76	9.56	NA	10.00(b)
Fidelity VIP Growth		8.70	10.74	12.26	10.00(a)
Fidelity VIP II Contrafund®		9.36	10.83	11.77	10.00(a)
Fidelity VIP III Growth Opportunities		7.30	8.66	10.61	10.00(a)
INVESCO VIF – Financial Services		11.12	12.53	NA	10.00(b)
INVESCO VIF – Health Sciences		10.86	12.61	NA	10.00(b)
INVESCO VIF – Technology		3.58	6.70	NA	10.00(b)
Janus Aspen Balanced		9.03	9.62	NA	10.00(b)
Janus Aspen Capital Appreciation		8.82	11.43	14.18	10.00(a)
Janus Aspen Worldwide Growth		9.01	11.79	14.18	10.00(a)
MFS® Investors Trust		8.99	10.86	11.03	10.00(a)
MML Blend		9.17	9.88	10.03	10.00(a)
MML Emerging Growth		5.99	7.27	NA	10.00(b)
MML Enhanced Index Core Equity		9.17	NA	NA	10.00(c)
MML Equity		8.52	10.14	10.00	10.00(a)
MML Equity Index		8.80	10.18	11.42	10.00(a)
MML Growth Equity		8.61	11.68	12.69	10.00(a)
MML Large Cap Value		8.59	9.82	NA	10.00(b)
MML Managed Bond		11.63	10.94	9.99	10.00(a)
MML OTC 100		3.99	6.05	NA	10.00(b)
MML Small Cap Equity		11.39	11.19	9.99	10.00(a)
MML Small Cap Growth Equity		10.77	12.53	14.77	10.00(a)
MML Small Company Opportunities		10.80	NA	NA	10.00(c)
Oppenheimer Aggressive Growth		8.60	12.70	14.52	10.00(a)
Oppenheimer Capital Appreciation		10.88	12.64	12.85	10.00(a)
Oppenheimer Global Securities		12.22	14.10	13.62	10.00(a)
Oppenheimer High Income		9.66	9.62	10.14	10.00(a)
Oppenheimer International Growth		9.02	12.10	13.56	10.00(a)
Oppenheimer Main Street® Growth & Income		8.85	10.00	11.13	10.00(a)
Oppenheimer Money		10.80	10.56	10.09	10.00(a)
Oppenheimer Multiple Strategies		10.02	9.95	NA	10.00(c)
Oppenheimer Strategic Bond		10.69	10.35	10.23	10.00(a)
Panorama Growth		7.89	8.96	10.42	10.00(a)
Panorama Total Return		9.19	10.03	10.44	10.00(a)

Appendix A

A1

Sub-Account	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
Scudder VIT EAFE® Equity Index		6.49	8.75	NA	10.00(b)
Scudder VIT Small Cap Index		11.32	11.26	11.89	10.00(a)
T. Rowe Price Mid-Cap Growth		12.44	12.74	12.04	10.00(a)
Templeton Foreign Securities		8.99	10.86	11.30	10.00(a)

(a) Commencement of public offering was October 1, 1999.
(b) Commencement of public offering was May 1, 2000.
(c) Commencement of public offering was May 1, 2001.

Appendix A

A2

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
American Century VP Income & Growth(a)		229,010	214,905	22,809
American Century VP Value(a)		132,965	35,432	2,060
Calvert Social Balanced(b)		5,847	998	N/A
Fidelity VIP Growth(a)		164,677	179,187	19,617
Fidelity VIP II Contrafund®(a)		249,392	224,030	14,743
Fidelity VIP III Growth Opportunities(a)		86,651	76,488	1,441
INVESCO VIF – Financial Services(b)		41,955	10,798	N/A
INVESCO VIF – Health Sciences(b)		95,369	46,090	N/A
INVESCO VIF – Technology(b)		157,285	71,896	N/A
Janus Aspen Balanced(b)		131,736	74,178	N/A
Janus Aspen Capital Appreciation(a)		333,496	363,197	29,972
Janus Aspen Worldwide Growth(a)		511,046	460,081	20,514
MFS® Investors Trust(a)		73,204	63,626	4,497
MML Blend(a)		494,282	392,120	40,231
MML Emerging Growth(b)		28,171	21,647	N/A
MML Enhanced Index Core Equity(c)		N/A	N/A	N/A
MML Equity(a)		303,713	246,105	11,270
MML Equity Index(a)		177,572	180,553	23,648
MML Growth Equity(a)		58,274	51,243	3,828
MML Large Cap Value(b)		39,289	20,467	N/A
MML Managed Bond(a)		296,628	60,341	6,087
MML OTC 100(b)		33,224	14,990	N/A
MML Small Cap Equity(a)		59,813	34,909	531
MML Small Cap Growth Equity(a)		35,554	33,687	6,611
MML Small Company Opportunities(c)		4,287	N/A	N/A
Oppenheimer Aggressive Growth(a)		293,256	319,378	6,762
Oppenheimer Capital Appreciation(a)		258,879	209,623	17,443
Oppenheimer Global Securities(a)		579,304	286,023	3,828
Oppenheimer High Income(a)		104,073	54,279	8,148
Oppenheimer International Growth(a)		287,486	42,443	21
Oppenheimer Main Street® Growth & Income(a)		437,428	370,450	19,169
Oppenheimer Money(a)		1,084,730	679,958	40,906
Oppenheimer Multiple Strategies(b)		96,017	15,131	N/A
Oppenheimer Strategic Bond(a)		137,776	53,863	1,253
Panorama Growth(a)		25,802	25,512	28
Panorama Total Return(a)		44,910	40,292	10,644
Scudder VIT EAFE® Equity Index(b)		10,112	6,158	N/A
Scudder VIT Small Cap Index(a)		20,878	19,532	3,087
Templeton Foreign Securities(a)		322,124	24,230	497
T. Rowe Price Mid-Cap Growth(a)		252,934	211,459	12,025

(a) Commencement of public offering was October 1, 1999.
(b) Commencement of public offering was May 1, 2000.
(c) Commencement of public offering was May 1, 2001.

Appendix A

A3

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PASSAGE VARIABLE ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

             , 2003

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated              , 2003, for the Individual Certificates issued under a Group Deferred Variable Annuity Contract with Flexible Purchase Payments which are referred to herein.

For a copy of the prospectus call 1-800-366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

Company	2

Custodian	2

Assignment of Certificate	2

Distribution	3

Purchase of Securities Being Offered	3

Accumulation Units and Unit Value	3

Transfers During The Income Phase	4

Payment of Death Benefit	4

Annuity Payments	4

Performance Measures	5

Federal Tax Matters	22

Experts	28

Financial Statements	Final Pages

1

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (“the separate account”).

ASSIGNMENT OF CERTIFICATE

MassMutual will not be charged with notice of any assignment of a certificate or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Annuity Service Center. MassMutual assumes no responsibility for the validity of any assignment.

While the certificates are generally assignable, all non-tax qualified certificates must carry a non-transferability endorsement which precludes their assignment. For qualified certificates, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a certificate or part or all of the certificate’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the participant given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no certificate nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a certificate is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the certificate’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the participant, regardless of any payment options which the participant may have elected. Moreover, if an assignment of a certificate is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. (See Death Benefit in the prospectus);

(3)  Certificates used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Certificates issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such certificates may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the certificate. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. Compensation paid to MML Distributors was $5,000 in 2001, $5,000 in 2000 and $5,000 in 1999. Commissions will be paid through MML Distributors to agents and selling brokers for selling the Certificates. During 1999, 2000 and 2001, commission payments amounted to $25,053, $218,911 and $269,267 respectively.

MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

MassMutual sells interests in the separate account to participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this certificate is mentioned in the prospectus.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.

3

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the certificate will remain in effect until changed. Unless the participant provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the participant.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the participant retains all other rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed

4

interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the certificate value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

MassMutual will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the annual certificate maintenance charge and all fund expenses, total separate account expenses of 1.65%, and all certificate level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, MassMutual will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value.

5

The following table shows the standardized average annual total return for the sub-accounts for the period ended December 31, 2001.

Sub-Account	Since Inception within Contract*	1 Year
American Century VP Income & Growth	(4.75)%	(9.89)%
American Century VP Value	11.27	11.07
Calvert Social Balanced(1)	(7.63)	(8.33)
Fidelity® VIP Growth	(6.24)	(19.14)
Fidelity® VIP II Contrafund®	(3.17)	(13.75)
Fidelity® VIP III Growth Opportunities	(13.18)	(15.80)
INVESCO VIF—Financial Services(1)	6.54	(11.26)
INVESCO VIF—Health Sciences(1)	4.99	(13.96)
INVESCO VIF—Technology(1)	(46.15)	(46.72)
Janus Aspen Balanced(1)	(5.95)	(6.12)
Janus Aspen Capital Appreciation	(5.81)	(23.12)
Janus Aspen Worldwide Growth	(5.03)	(23.95)
MFS® Investors Trust	(4.69)	(17.25)
MML Blend	(3.85)	(7.22)
MML Emerging Growth(1)	(26.50)	(17.69)
MML Enhanced Index Core Equity	(8.33)	—
MML Equity	(7.03)	(16.09)
MML Equity Index	(5.70)	(13.74)
MML Growth Equity	(6.51)	(26.37)
MML Large Cap Value(1)	(8.72)	(12.51)
MML Managed Bond	6.85	6.21
MML OTC 100(1)	(42.39)	(34.11)
MML Small Cap Equity(3)	5.87	1.75
MML Small Cap Growth Equity	3.24	(14.11)
MML Small Company Opportunities	7.98	—
Oppenheimer Aggressive Growth	(6.91)	(32.62)
Oppenheimer Capital Appreciation	3.53	(14.12)
Oppenheimer Global Securities	9.01	(13.61)
Oppenheimer High Income	(1.63)	0.37
Oppenheimer International Growth	(4.58)	(25.52)
Oppenheimer Main Street® Growth & Income	(5.57)	(11.72)
Oppenheimer Money	3.40	2.25
Oppenheimer Multiple Strategies(1)	0.10	0.68
Oppenheimer Strategic Bond	2.88	3.20
Panorama Growth	(10.02)	(11.96)
Panorama Total Return	(3.70)	(8.35)
Scudder VIT EAFE® Equity Index(4)	(22.84)	(25.82)
Scudder VIT Small Cap Index(5)	5.63	0.51
T. Rowe Price Mid-Cap Growth	9.92	(2.61)
Templeton Foreign Securities(6)	(4.69)	(17.30)

( )	equals a negative return.
*	The inception date of the certificate was 10/1/99.
(1)	Inception within certificate: 5/1/00.
(2)	Inception within certificate: 5/1/01. Returns shown for the period 5/1/01 to 12/31/01.
(3)	Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
(4)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
(5)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
(6)	Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.

6

Non-Standard Total Returns

MassMutual will also show total returns based on historical performance of the sub-accounts and underlying funds. MassMutual may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages will include all fund expenses, total separate account expenses of 1.65% and all certificate level charges. They do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

MassMutual may also calculate total return percentages which include all fund expenses, and total separate account expenses of 1.65%. The total return percentages will not include the certificate maintenance charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

The performance figures will be calculated on the basis of the historical performance of the funds, and may assume the certificates were in existence prior to their inception date (which they were not). Beginning as of the date the certificates are available (October 1, 1999), actual accumulation unit values are used for the calculations.

7

Average Annual Total Return
For Periods Ending 12/31/01

Fund* (Inception)	Since Inception of Fund	10 Year 12/31/91-12/31/01	5 Year 12/31/96-12/31/01	3 Year 12/31/98-12/31/01	1 Year 12/31/00-12/31/01	Year to Date (Cumulative) 12/31/01
American Century VP Income & Growth (10/30/97)	5.34%	—	—	(2.58)%	(9.72)%	(9.72)%
American Century VP Value (5/1/96)	10.94	—	10.14%	8.12	11.14	11.14
Calvert Social Balanced (9/2/86)	7.70	7.20%	7.27	(1.15)	(8.32)	(8.32)
Fidelity® VIP Growth (10/9/86)(3)	12.05	11.67	9.91	(1.33)	(18.95)	(18.95)
Fidelity® VIP II Contrafund®—Initial Class (1/3/95)	14.04	—	8.81	(0.89)	(13.55)	(13.55)
Fidelity® VIP III Growth Opportunities (1/3/95)(3)	7.76	—	2.09	(10.96)	(15.71)	(15.71)
INVESCO VIF—Financial Services (9/21/99)(10)	8.59	—	—	—	(11.22)	(11.22)
INVESCO VIF—Health Sciences (5/22/97)(10)	13.06	—	—	4.60	(13.89)	(13.89)
INVESCO VIF—Technology (5/21/97)(10)	8.33	—	—	0.90	(46.63)	(46.63)
Janus Aspen Balanced—Institutional Shares (9/13/93)	12.61	—	12.44	4.14	(6.08)	(6.08)
Janus Aspen Capital Appreciation—Institutional Shares (5/1/97)	15.97	—	—	0.77	(22.84)	(22.84)
Janus Aspen Worldwide Growth—Institutional Shares (9/13/93)(1)	14.03	—	9.47	0.94	(23.59)	(23.59)
MFS® Investors Trust (10/9/95)	9.09	—	5.70	(5.04)	(17.20)	(17.20)
MML Blend (2/3/84)	7.49	6.65	3.49	(3.80)	(7.15)	(7.15)
MML Emerging Growth (5/1/00)(8)	(26.47)	—	—	—	(17.66)	(17.66)
MML Enhanced Index Core Equity (5/1/01)	(8.33)	—	—	—	—	(8.33)
MML Equity (9/15/71)(4)	8.36	8.01	3.21	(6.91)	(15.99)	(15.99)
MML Equity Index—Class 1 Shares (5/1/97)	7.33	—	—	(3.00)	(13.63)	(13.63)
MML Growth Equity (5/3/99)	(4.94)	—	—	—	(26.33)	(26.33)
MML Large Cap Value (5/1/00)	(8.68)	—	—	—	(12.48)	(12.48)
MML Managed Bond (12/16/81)	7.88	5.48	5.28	4.04	6.29	6.29
MML OTC 100 (5/1/00)	(42.37)	—	—	—	(34.09)	(34.09)
MML Small Cap Equity (6/1/98)(8)(7)	(1.16)	—	—	3.58	1.82	1.82
MML Small Cap Growth Equity (5/3/99)(8)	6.97	—	—	—	(14.02)	(14.02)
MML Small Company Opportunities (5/1/01)(8)	7.98	—	—	—	—	7.98
Oppenheimer Aggressive Growth/VA (8/15/86)	11.11	10.11	5.46	2.32	(32.29)	(32.29)
Oppenheimer Capital Appreciation/VA (4/3/85)	12.72	13.50	12.49	5.72	(13.88)	(13.88)
Oppenheimer Global Securities/VA (11/12/90)(1)	11.10	12.22	13.69	11.89	(13.35)	(13.35)
Oppenheimer High Income/VA (4/30/86)(9)	8.33	7.10	1.35	(0.71)	0.45	0.45
Oppenheimer International Growth/VA (5/13/92)(1)	5.67	—	4.31	(0.48)	(25.44)	(25.44)
Oppenheimer Main Street® Growth & Income/VA (7/5/95)	11.97	—	5.13	(1.56)	(11.50)	(11.50)
Oppenheimer Money/VA (4/3/85)(5)(6)	4.09	3.22	3.56	3.44	2.31	2.31
Oppenheimer Multiple Strategies/VA (2/9/87)	8.94	8.57	7.14	5.17	0.70	0.70
Oppenheimer Strategic Bond/VA (5/3/93)(9)	4.05	—	2.81	1.90	3.29	3.29
Panorama Growth (1/21/82)	11.53	7.03	(0.90)	(10.43)	(11.94)	(11.94)
Panorama Total Return (10/31/82)	9.28	5.75	1.78	(5.12)	(8.33)	(8.33)
Scudder VIT EAFE® Equity Index (8/22/97)(1)(12)	(3.60)	—	—	(8.52)	(25.81)	(25.81)
Scudder VIT Small Cap Index (8/25/97)(8)(13)	2.90	—	—	4.09	0.55	0.55
T. Rowe Price Mid-Cap Growth (12/31/96)	12.12	—	12.13	7.98	(2.40)	(2.40)
Templeton Foreign Securities—Class 2 Shares (5/1/92)(1)(2)(14)	5.76	—	3.08	(1.13)	(17.25)	(17.25)

8

( )	equals a negative return
*	The returns for all funds assume they had been part of the certificate for the periods shown and reflect applicable charges. Inception date of the certificate was October 1, 1999.
(1)	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
(2)
Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Foreign Securities Fund. In addition, for periods beginning on 5/1/97, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(3)
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance.

(4)	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1987 and later years.
(5)
An investment in money market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

(6)	Although the Oppenheimer Money Fund/VA commenced operations 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
(7)	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.
(8)
Investments in companies with small market capitalizations (“small caps”) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all of which may cause price volatility.

(9)	Investments in high yielding debt securities are generally subject to greater market fluctuations, risk of loss of income and principal than are investments in lower yielding debt securities.
(10)	Sector funds may experience greater short-term price volatility than more-diversified funds, and are most suitable for the aggressive portion of an investment portfolio.
(12)	Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.
(13)	Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.
(14)	Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund.

Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

MassMutual may also show yield and effective yield for the Oppenheimer Money Sub-Account over a seven-day period, which we then “annualize.” This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly but when it annualizes the amount, the Company assumes the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains in force. The figures do not reflect premium tax deductions, if any, which if included, would reduce the percentages reported.

The 7-day yield and effective yield for the Oppenheimer Money Sub-Account for the period ended December 31, 2002 are as follows

Before Deduction of Contract Maintenance Fee		After Deduction of Contract Maintenance Fee (Contract Maintenance Fee is 0.041%)
7-Day Yield:	%	7-Day Yield:	%
7-Day Effective Yield:	%	7-Day Effective Yield:	%

9

The performance figures reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Panorama Passage Hypothetical Projections

(    ) equals negative return

American Century VP Income and Growth

$25,000 purchase payment made since inception (October 30, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/30/97	$25,000	$25,000	0%
12/31/97		26,882	7.53
12/31/98		33,555	24.82
12/31/99		38,974	16.15
12/31/00		34,286	(12.03)
12/31/01		30,953	(9.72)

American Century VP Value

$25,000 purchase payment made since inception (May 1, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/96	$25,000	$25,000	0%
12/31/96		27,793	11.17
12/31/97		34,475	24.04
12/31/98		35,562	3.15
12/31/99		34,702	(2.42)
12/31/00		40,347	16.27
12/31/01		44,842	11.14

Calvert Social Balanced

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
12/31/91	$25,000	$25,000	0%
12/31/92		26,609	6.44
12/31/93		28,230	6.09
12/31/94		26,802	(5.06)
12/31/95		34,197	27.59
12/31/96		35,037	2.46
12/31/97		41,733	19.11
12/31/98		51,425	23.22
12/31/99		56,759	10.37
12/31/00		54,107	(4.67)
12/31/01		49,599	(8.32)

10

Fidelity VIP Growth

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		26,885	7.54
12/31/93		31,578	17.46
12/31/94		31,066	(1.62)
12/31/95		41,393	33.24
12/31/96		46,732	12.90
12/31/97		56,797	21.54
12/31/98		77,952	37.25
12/31/99		105,437	35.26
12/31/00		92,348	(12.41)
12/31/01		74,848	(18.95)

Fidelity VIP II Contrafund®

$25,000 purchase payment made since inception (January 3, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/3/95	$25,000	$25,000	0%
12/31/95		34,421	37.68
12/31/96		41,056	19.28
12/31/97		50,167	22.19
12/31/98		64,191	27.96
12/31/99		78,535	22.35
12/31/00		72,217	(8.05)
12/31/01		62,432	(13.55)

Fidelity VIP III Growth Opportunities

$25,000 purchase payment made since inception (January 3, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/3/95	$25,000	$25,000	0%
12/31/95		32,647	30.59
12/31/96		37,991	16.37
12/31/97		48,591	27.90
12/31/98		59,556	22.56
12/31/99		61,088	2.57
12/31/00		49,815	(18.45)
12/31/01		41,989	(15.71)

11

INVESCO VIF - Financial Services

$25,000 purchase payment made since inception (September 21, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
9/21/99	$25,000	$25,000	0%
12/31/99		27,636	10.54
12/31/00		33,941	22.82
12/31/01		30,133	(11.22)

INVESCO VIF - Health Sciences

$25,000 purchase payment made since inception (May 22, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/22/97	$25,000	$25,000	0%
12/31/97		27,350	9.40
12/31/98		38,444	40.56
12/31/99		39,673	3.20
12/31/00		50,975	28.49
12/31/01		43,895	(13.89)

INVESCO VIF - Technology

$25,000 purchase payment made since inception (May 21, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/21/97	$25,000	$25,000	0%
12/31/97		28,439	13.76
12/31/98		35,171	23.67
12/31/99		89,640	154.87
12/31/00		67,607	(24.58)
12/31/01		36,082	(46.63)

12

Janus Aspen Balanced

$25,000 purchase payment made since inception (September 13, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
9/13/93	$25,000	$25,000	0%
12/31/93		26,681	6.73
12/31/94		26,469	(0.79)
12/31/95		32,500	22.78
12/31/96		37,159	14.34
12/31/97		44,659	20.19
12/31/98		59,036	32.19
12/31/99		73,680	24.80
12/31/00		70,906	(3.77)
12/31/01		66,595	(6.08)

Janus Aspen Capital Appreciation

$25,000 purchase payment since inception (May 1, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/97	$25,000	$25,000	0%
12/31/97		31,337	25.35
12/31/98		48,764	55.61
12/31/99		80,175	64.41
12/31/00		64,598	(19.43)
12/31/01		49,844	(22.84)

Janus Aspen Worldwide Growth

$25,000 purchase payment since inception (September 13, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
9/13/93	$25,000	$25,000	0%
12/31/93		29,643	18.57
12/31/94		29,613	(0.10)
12/31/95		37,118	25.34
12/31/96		47,145	27.01
12/31/97		56,699	20.27
12/31/98		71,969	26.93
12/31/99		116,548	61.94
12/31/00		96,837	(16.91)
12/31/01		73,993	(23.59)

13

MFS® Investors Trust

$25,000 purchase payment since inception (October 9, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/9/95	$25,000	$25,000	0%
12/31/95		26,573	6.29
12/31/96		32,536	22.44
12/31/97		41,561	27.74
12/31/98		50,043	20.41
12/31/99		52,562	5.03
12/31/00		51,674	(1.69)
12/31/01		42,786	(17.20)

MML Blend

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		26,900	7.60
12/31/93		29,037	7.95
12/31/94		29,274	0.82
12/31/95		35,529	21.36
12/31/96		39,855	12.18
12/31/97		47,453	19.06
12/31/98		53,057	11.81
12/31/99		51,585	(2.77)
12/31/00		50,797	(1.53)
12/31/01		47,165	(7.15)

MML Emerging Growth

$25,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$25,000	$25,000	0%
12/31/00		18,179	(27.29)
12/31/01		14,969	(17.66)

14

MML Equity

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		27,175	8.70
12/31/93		29,287	7.77
12/31/94		29,996	2.42
12/31/95		38,733	29.13
12/31/96		45,860	18.40
12/31/97		58,092	26.67
12/31/98		66,474	14.43
12/31/99		62,950	(5.30)
12/31/00		63,757	1.28
12/31/01		53,562	(15.99)

MML Equity Index

$25,000 purchase payment made since inception (April 30, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
4/30/97	$25,000	$25,000	0%
12/31/97		30,179	20.72
12/31/98		38,089	26.21
12/31/99		45,107	18.43
12/31/00		40,171	(10.94)
12/31/01		34,696	(13.63)

MML Growth Equity

$25,000 purchase payment made since inception (May 3, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	$25,000	$25,000	0%
12/31/99		32,200	28.80
12/31/00		29,613	(8.03)
12/31/01		21,816	(26.33)

MML Large Cap Value

$25,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$25,000	$25,000	0%
12/31/00		24,547	(1.81)
12/31/01		21,484	(12.48)

15

MML Managed Bond

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		26,389	5.56
12/31/93		29,030	10.01
12/31/94		27,485	(5.32)
12/31/95		32,222	17.24
12/31/96		32,735	1.59
12/31/97		35,407	8.16
12/31/98		37,681	6.42
12/31/99		36,404	(3.39)
12/31/00		39,841	9.44
12/31/01		42,347	6.29

MML OTC 100

$25,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$25,000	$25,000	0%
12/31/00		15,123	(39.51)
12/31/01		9,968	(34.09)

MML Small Cap Equity

$25,000 purchase payment made since inception (June 1, 1998)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
6/1/98	$25,000	$25,000	0%
12/31/98		21,574	(13.71)
12/31/99		20,993	(2.69)
12/31/00		23,461	11.76
12/31/01		23,888	1.82

MML Small Cap Growth Equity

$25,000 purchase payment made since inception (May 3, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	$25,000	$25,000	0%
12/31/99		41,010	64.04
12/31/00		34,753	(15.26)
12/31/01		29,881	(14.02)

16

Oppenheimer Aggressive Growth/VA

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		28,388	13.55
12/31/93		35,569	25.30
12/31/94		32,344	(9.07)
12/31/95		42,191	30.45
12/31/96		49,927	18.34
12/31/97		54,891	9.94
12/31/98		60,723	10.63
12/31/99		109,846	80.90
12/31/00		96,025	(12.58)
12/31/01		65,019	(32.29)

Oppenheimer Capital Appreciation/VA

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		28,168	12.67
12/31/93		29,723	5.52
12/31/94		29,528	(0.66)
12/31/95		39,717	34.51
12/31/96		48,947	23.24
12/31/97		61,051	24.73
12/31/98		74,544	22.10
12/31/99		104,036	39.56
12/31/00		102,269	(1.70)
12/31/01		88,074	(13.88)

Oppenheimer Global Securities/VA

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		22,839	(8.65)
12/31/93		38,285	67.63
12/31/94		35,521	(7.22)
12/31/95		35,741	0.62
12/31/96		41,435	15.93
12/31/97		49,937	20.52
12/31/98		56,098	12.34
12/31/99		87,554	56.07
12/31/00		90,616	3.50
12/31/01		78,519	(13.35)

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Oppenheimer High Income/VA

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		29,003	16.01
12/31/93		36,060	24.33
12/31/94		34,359	(4.72)
12/31/95		40,707	18.48
12/31/96		46,178	13.44
12/31/97		51,012	10.47
12/31/98		50,371	(1.26)
12/31/99		51,714	2.67
12/31/00		49,007	(5.23)
12/31/01		49,228	0.45

Oppenheimer International Growth/VA

$25,000 purchase payment made since inception (May 13, 1992)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/13/92	$25,000	$25,000	0%
12/31/92		23,693	(5.23)
12/31/93		28,391	19.83
12/31/94		28,337	(0.19)
12/31/95		30,751	8.52
12/31/96		34,268	11.44
12/31/97		36,457	6.39
12/31/98		42,846	17.53
12/31/99		63,416	48.01
12/31/00		56,555	(10.82)
12/31/01		42,167	(25.44)

Oppenheimer Main Street® Growth and Income/VA

$25,000 purchase payment made since inception (July 5, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
7/5/95	$25,000	$25,000	0%
12/31/95		31,088	24.35
12/31/96		40,535	30.39
12/31/97		52,864	30.42
12/31/98		54,493	3.08
12/31/99		65,299	19.83
12/31/00		58,656	(10.17)
12/31/01		51,911	(11.50)

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Oppenheimer Multiple Strategies/VA

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		26,800	7.20
12/31/93		30,575	14.09
12/31/94		29,498	(3.52)
12/31/95		35,230	19.43
12/31/96		40,043	13.66
12/31/97		46,206	15.39
12/31/98		48,511	4.99
12/31/99		53,393	10.06
12/31/00		55,953	4.80
12/31/01		56,345	0.70

Oppenheimer Strategic Bond/VA

$25,000 purchase payment made since inception (May 3, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/93	$25,000	$25,000	0%
12/31/93		25,807	3.23
12/31/94		24,427	(5.35)
12/31/95		27,713	13.45
12/31/96		30,552	10.25
12/31/97		32,679	6.96
12/31/98		33,089	1.25
12/31/99		33,480	1.18
12/31/00		33,815	1.00
12/31/01		34,928	3.29

Panorama Growth

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		27,634	10.54
12/31/93		32,963	19.28
12/31/94		32,273	(2.09)
12/31/95		43,860	35.90
12/31/96		51,320	17.01
12/31/97		63,853	24.42
12/31/98		68,170	6.76
12/31/99		64,598	(5.24)
12/31/00		55,551	(14.00)
12/31/01		48,918	(11.94)

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Panorama Total Return

$25,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$25,000	$25,000	0%
12/31/92		27,103	8.41
12/31/93		31,010	14.41
12/31/94		29,911	(3.54)
12/31/95		36,698	22.69
12/31/96		39,779	8.39
12/31/97		46,521	16.95
12/31/98		50,787	9.17
12/31/99		49,227	(3.07)
12/31/00		47,246	(4.02)
12/31/01		43,310	(8.33)

Scudder VIT EAFE Equity Index

$25,000 purchase payment made since inception (August 22, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
8/22/97	$25,000	$25,000	0%
12/31/97		23,232	(7.07)
12/31/98		27,783	19.59
12/31/99		34,877	25.53
12/31/00		28,595	(18.01)
12/31/01		21,215	(25.81)

Scudder VIT Small Cap Index

$25,000 purchase payment made since inception (August 25, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
8/25/97	$25,000	$25,000	0%
12/31/97		26,068	4.27
12/31/98		25,058	(3.87)
12/31/99		29,626	18.23
12/31/00		28,024	(5.41)
12/31/01		28,178	0.55

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T. Rowe Price Mid-Cap Growth

$25,000 purchase payment made since inception (December 31, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/96	$25,000	$25,000	0%
12/31/97		29,221	16.88
12/31/98		35,106	20.14
12/31/99		42,754	21.79
12/31/00		45,208	5.74
12/31/01		44,123	(2.40)

Templeton Foreign Securities

$25,000 purchase payment made since December 29, 1993

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/29/93	$25,000	$25,000	0%
12/31/93		25,052	0.21
12/31/94		24,094	(3.83)
12/31/95		27,445	13.91
12/31/96		33,496	22.05
12/31/97		37,491	11.93
12/31/98		40,249	7.36
12/31/99		48,827	21.31
12/31/00		46,925	(3.89)
12/31/01		38,830	(17.25)

The performance figures discussed above reflect historical results of the funds and are not intended to indicate or to predict future performance.

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FEDERAL TAX MATTERS

General

Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the certificates. Purchasers bear the complete risk that the certificates may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner/participant is generally not taxed on increases in the value of a certificate until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the certificate is subject to tax. For non-qualified certificates, this cost basis is generally the purchase payments, while for qualified certificates there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the certificate (adjusted for any period or refund feature) bears to the expected return under the certificate. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the certificate (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the certificate has been recovered (i.e. when the total of the excludable amount equals the investment in the certificate) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the certificate within the meaning of Section 72 of the Code. Owner/participants, annuitants and beneficiaries under the certificates should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity certificates. The Code provides that a variable annuity certificate will not be treated as an annuity certificate for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the certificate as an annuity contract would result in the imposition of federal income tax to the owner/participant with respect to earnings allocable to the certificate prior to the receipt of payments under the certificate. The Code contains a safe harbor provision which provides that annuity certificates such as the certificate meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable certificates such as the certificate. The regulations amplify the diversification requirements for variable certificates set forth in the Code and

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provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable certificates by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the certificates will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner/participant to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the certificate. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner/participant control which may be exercised under the certificate is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner/participant’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner/participant to be considered as the owner/participant of the assets of the separate account resulting in the imposition of federal income tax to the owner/participant with respect to earnings allocable to the certificate prior to receipt of payments under the certificate.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner/participant being retroactively determined to be the owner/participant of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the certificate in an attempt to maintain favorable tax treatment.

Multiple Certificates

The Code provides that multiple non-qualified annuity certificates which are issued within a calendar year to the same participant by one company or its affiliates are treated as one annuity certificate for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of certificates. Owner/participants should consult a tax adviser prior to purchasing more than one non-qualified annuity certificate in any calendar year.

Certificates Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the certificates will be taxed currently to the owner/participant if the owner/participant is a non-natural person, e.g., a corporation or certain other entities. Such certificates generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a certificate held by a trust or other entity as an agent for a natural person or to certificates held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a certificate to be owned by a non-natural person.

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Tax Treatment of Assignments

An assignment or pledge of a certificate may be a taxable event. Owner/participants should therefore consult competent tax advisers if they wish to assign or pledge their certificates.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner/participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner/participant, in some cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan, or a tax sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Certificates

Section 72 of the Code governs treatment of distributions from annuity certificates. It provides that if the certificate value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 or (2) purchase payments made in an annuity certificate entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. This treatment is applicable to withdrawals allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1992 and withdrawals from an annuity contract entered into after August 14, 1982. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified certificates. However, separate tax withdrawal penalties and restrictions may apply to such qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.)

Qualified Plans

The certificates offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each

24

specific plan. Owner/participants, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the certificates issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owner/participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the certificates comply with applicable law. Following are general descriptions of the types of qualified plans with which the certificates may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a certificate issued under a qualified plan.

Certificates issued pursuant to qualified plans include special provisions restricting certificate provisions that may otherwise be available as described herein. Generally, certificates issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The certificates sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Purchasers of certificates for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Certificates”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Certificates issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of certificates to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year through 2001. Roth IRA purchase payments increase to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation applies to all of a taxpayer’s 2001 IRA contributions, including Roth IRA and non-Roth IRA. The limit increases with the annual IRA/Roth IRA contribution limit increases commencing in 2002.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of certificates to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the certificates to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Purchasers of certificates for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older.

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Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Certificates”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of certificates for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Certificates

In the case of a withdrawal under a qualified certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified certificate. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner/participant or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner/participant or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner/participant or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner/participant or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner/participant or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner/participant or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner/participant or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA or the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner/participant or annuitant (as applicable) and his or her spouse and dependents if the owner/participant or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner/participant or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an IRA made to the owner/participant or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner/participant or annuitant (as applicable) for the taxable year; (i) distributions from an IRA made to the owner/participant or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a separation from service.

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With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA Required distributions do not apply to a Roth IRA during the lifetime of the owner/participant. Required distributions must generally be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount of the shortfall.

Section 457 Deferred Compensation (“Section 457”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,500 (in 2001). This dollar limit increases to $11,000 in 2002 and increases in $1,000 annual increments until it reaches $15,000 in 2006. The one-third limit increases to one hundred percent in 2002. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a Section 457 plan can only be made to another Section 457 plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of certificates for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

[To be filed with Post-Effective Amendment filing.]

28

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant [To be filed with Post-Effective Amendment]

Report of Independent Auditors’
Statement of Assets and Liabilities as of December 31, 2002
Statement of Operations for the year ended December 31, 2002
Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001
Notes to Financial Statements

The Depositor [To be filed with Post-Effective Amendment]

Report of Independent Auditors’
Statutory Statements of Financial Position as of December 31, 2002 and 2001
Statutory Statements of Income for the years ended December 31, 2002, 2001 and 2000
Statutory Statements of Changes in Policyholders’ contingency reserves for the years ended December 31, 2002, 2001, 2000
Statutory Statements of Cash Flows for the years ended December 31, 2002, 2001, 2000
Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of MassMutual authorizing the establishment of the Separate Account.[5]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.[1]

(ii) Variable Products Dealer Agreement.[3]

(iii) Underwriting and Servicing Agreement.[1]

Exhibit 4	Individual Certificate issued under a Group Variable Deferred Annuity Contract with Flexible Purchase Payments.[7]

Exhibit 5	Application Form.[7]

Exhibit 6	(i) Copy of Articles of Incorporation of MassMutual.[5]

(ii) Copy of the Bylaws of MassMutual.[5]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds.[2]

(b) Form of Participation Agreement with Panorama Series Fund, Inc.[2]

(c) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.[3]

(d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.[3]

(e) Form of Participation Agreement with American Century Variable Portfolios, Inc.[4]

(f) Form of Participation Agreement with BT Insurance Funds Trust.[8]

(g) Form of Participation Agreement with Janus Aspen Series.[8]

(h) Form of Participation Agreement with Templeton Variable Products Series Fund.[8]

(i) Form of Participation Agreement with MFS Variable Insurance Trust.[9]

(j) Form of Participation Agreement with Calvert Variable Series, Inc.[11]

(k) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.[11]

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP.

(ii) Powers of Attorney.[5]

(iii) Power of Attorney for Robert J. O’Connell.[6]

(iii) Power of Attorney for Roger G. Ackerman.[4]

(iv) Power of Attorney for Howard Gunton.[10]

(v) Power of attorney for Marc Racicot.[12]

(vi) Power of attorney for James H. DeGraffenreidt, Jr.

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Form of Schedule of Computation of Performance.[11]

Exhibit 14	Not Applicable

[1]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement 333-45039 filed on June 4, 1998.
[2]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[3]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
[4]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 filed on June 4, 1998.
[5]	Incorporated by reference to Initial Registration Statement No. 333-45039 filed on January 28, 1998.
[6]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887, filed on January 28, 1999.
[7]	Incorporated by reference to Initial Registration Statement No. 333-81015, filed on Form N-4 with the Commission on June 20, 1999.
[8]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991.
[9]	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.
[10]	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.
[11]	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed in April 2000.
[12]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed in Form N-4.
[13]	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-88503 on form N-6 filed on January 21, 2003.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director	Corning, Inc.
P.O. Box 45	Chairman (2001)
Phoenix, NY 13135	Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director	Resolute Partners, LLC
2 Soundview Drive	Chairman (since 1997)
Greenwich, CT 06836

Gene Chao, Director	Computer Projections, Inc.
733 SW Vista Avenue	Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director	WGL Holdings, Inc.
1100 H Street North West	Chairman and Chief Executive Officer (since 2001)
Washington, D.C. 20080	Chairman, President, and Chief Executive Officer (2000-2001)
Chairman and Chief Executive Officer (1998-2000)
President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50	SBC Pacific Bell/SBC Nevada Bell General Counsel and Secretary (since 2002)
San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (1998-2002)
Senior Vice President and Assistant General Counsel
(1995-1998)

Anthony Downs, Director	The Brookings Institution
1775 Massachusetts Ave., N.W.	Senior Fellow (since 1977)
Washington, DC 20036-2188

James L. Dunlap, Director	Ocean Energy, Inc.
2514 Westgate	Vice Chairman (1998-1999)
Houston, TX 77019	United Meridian Corporation
President and Chief Operating Officer (1996-1998)

William B. Ellis, Director	Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane	Senior Fellow (since 1995)
Glastonbury, CT 06033

Robert A. Essner, Director	Wyeth (formerly American Home Products)
5 Giralda Farms	President and Chief Executive Officer (since 2001)
Madison, NJ 07940	President and Chief Operating Officer (2000-2001)
Executive Vice President (1997-2000)
Wyeth-Ayerst Pharmaceuticals
President (1997-2000)

Robert M. Furek, Director	Resolute Partners LLC
c/o Shipman & Goodwin	Partner (since 1997)
One American Row	State Board of Trustees for the Hartford School System
Hartford, CT 06103	Chairman (1997-2000)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Charles K. Gifford, Director	FleetBoston Financial
100 Federal Street, MA DE 10026A	President and Chief Executive Officer (since 2001)
Boston, MA 02110	President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer
(1995-1999)

William N. Griggs, Director	Griggs & Santow, Inc.
One State Street, 9th Floor	Managing Director (since 1983)
New York, NY 10004

William B. Marx, Jr., Director	Lucent Technologies
5 Peacock Lane	Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

John F. Maypole, Director	Peach State Real Estate Holding Company
55 Sandy Hook Road—North	Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O’Connell, Director, Chairman,	Massachusetts Mutual Life Insurance Company
President and Chief Executive Officer	Chairman (since 2000), Director, President and Chief Executive
1295 State Street	Officer (since 1999)
Springfield, MA 01111	American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director	Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500	Partner (since 2001)
Washington, D.C. 20006-1872	State of Montana
Governor (1993-2000)
Executive Vice Presidents:

Susan A. Alfano	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and General Counsel (since 1993)
Springfield, MA 01111

Frederick Castellani	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Howard Gunton	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President & CFO (since 2001)
Springfield, MA 01111	Senior Vice President & CFO (1999-2001)
AIG Life Insurance Co.
Senior Vice President & CFO (1973-1999)

James E. Miller	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 1997 and 1987-1996)
Springfield, MA 01111

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Christine M. Modie	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and Chief Information Officer
Springfield, MA 01111	(since 1999)
Travelers Insurance Company
Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy	OppenheimerFunds, Inc.
1295 State Street	Chairman, President, and Chief Executive Officer
Springfield, MA 01111	(since 2001)
President & Chief Operating Officer (2000-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese	David L. Babson and Co. Inc.
1295 State Street	Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111	President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President and Chief Investment Officer
(since 1999)
Chief Executive Director—Investment Management
(1997-1999)

Matthew Winter	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1998-2001)
Vice President (1996-1998)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.  CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.  CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.  C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.  MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

D.  MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.  MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.  MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker.

1)  DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker.

2)  MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker.

3)  Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker.

4)  MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b.  MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.  9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c.  1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.  Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.  Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

a.  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.  DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

a.  David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser.

1)  Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

2)  Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

3)  Babson-Stewart Ivory International, (now called S.I. International) a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

4)  FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

5)  FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

6)  Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.  Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company— 91.91%).

a.  OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds.

1)  Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds.

a)  Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

2)  HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

3)  OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

4)  Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

5)  Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

6)  Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

7)  Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

8)  OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

9)  OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

10)  OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

b.  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

c.  Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

d.  Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.  HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.  MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.  MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.  MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.  Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

13.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.  MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1)  MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent.

2)  MassMutual Trustees Limited, a corporation organized in Hong Kong, which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3)  Protective Capital (International) Limited, a corporation organized in Hong Kong, which operates as a mandatory provident funds intermediary.

4)  MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5)  MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.  MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.  MassMutual Services S.A., a corporation organized in the Argentine Republic, which operates as a service company. (MassMutual International, Inc.—99.9%)

d.  MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1)  Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile, which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2)  Origen Inversiones S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.  MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company.

f.  MassMutual (Bermuda) Ltd., a corporation organized in Bermuda, which operates as an exempted insurance company.

g.  MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.  MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic, which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1)  Admiral Life Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

i.  MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1)  MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.  MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc.—99.5%)

1)  MassMutual Shuno Company, a Japanese premium collection service provider.

2)  MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

k.  MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

l.  MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F.  MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.  The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H.  Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

I.  MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.	REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B.  MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.  MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D.  MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E.  MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F.  Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number Of Participants

As of                 , 2003, there were              contracts in force in this Separate Account.

Item 28.    Indemnification

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)  each director, officer or employee;

(b)  any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)  any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the

Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Gregory M. Williams	President (10/18/2002) CEO (10/18/2002) Main OSJ Supervisor (10/18/2002)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013
Michelle G. Lattanzio	Treasurer (9/27/2002) Vice President (9/27/2002)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (5/6/2002)	1295 State Street Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Chief Compliance Officer (06/18/2001)	1295 State Street Springfield, MA 01111

Jeffrey M. Sadjak	Registration Manager (9/5/2000) Agency Contracting Officer (9/5/2000)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

Cynthia W. Hibert	Continuing Education Officer (9/5/02)	One Monarch Place Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (9/5/2002)	One Monarch Place Springfield, MA 01144-1013

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 140 Garden Street, Hartford CT.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity certificates may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a certificate offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual certificates issued under a group deferred variable annuity contract with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4 has caused this Post-Effective Amendment No. 4 to Registration Statement No. 333-81015 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 27th day of January, 2003.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

/s/    ROBERT J. O’CONNELL*
By:
Robert J. O’Connell,  Director, Chairman, President and Chief
Executive Officer
Massachusetts Mutual Life Insurance Company

/s/    RICHARD M. HOWE
By:
*Richard M. Howe

On January 27, 2003, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 333-81015 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	January 27, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President, Chief Financial Officer & Chief Accounting Officer	January 27, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	January 27, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	January 27, 2003

/s/ GENE CHAO* Gene Chao	Director	January 27, 2003

Signature	Title	Date

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	January 27, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	January 27, 2003

/s/ ANTHONY DOWNS* Anthony Downs	Director	January 27, 2003

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	January 27, 2003

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	January 27, 2003

ROBERT ESSNER Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	January 27, 2003

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	January 27, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	January 27, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	January 27, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	January 27, 2003

/s/ MARC RACICOT* Marc Racicot	Director	January 27, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	On January 27, 2003, as Attorney- in-Fact pursuant to powers of attorney

EXHIBIT INDEX

9	Opinion of and Consent of Counsel.

1